UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 3100, Los Angeles, California 90071

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a) Pro Forma Financial Information.

Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-1
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 (unaudited)	F-2
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008 (unaudited)	F-3
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007 (unaudited)	F-4
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-5

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The following unaudited pro forma condensed consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the six months ended June 30, 2008 and year ended December 31, 2007 are based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses for (i) the Bolingbrook Point III property (“Bolingbrook”), which was acquired on August 29, 2007, (ii) the Carolina Portfolio which was acquired on August 30, 2007, (iii) the Lakeside Office Center property (“Lakeside”), which was acquired on March 5, 2008, (iv) the Enclave on the Lake property (“Enclave”), which was acquired on July 1, 2008, and is based on other financial information of the (v) 602 Central Blvd. property (“602 Central”), which was acquired on April 27, 2007, (vi) the Thames Valley Five property (“TVF”), which was acquired on March 20, 2008, (vii) Albion Mills Retail Center (“Albion Mills”), which was acquired on July 11, 2008, (viii) Kings Mountain III (“KMIII”), which was acquired on March 14, 2008, and (ix) the Duke Buckeye Logistic Center property (“Duke Buckeye”) which was contributed to the Duke joint venture on June 12, 2008. Carolina II, although acquired in 2007, is not presented due to the fact that all three buildings acquired are discontinued operations.

The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2008 is presented as if the acquisitions of Lakeside, TVF, Enclave and Albion Mills had taken place on January 1, 2007 and for KM III and Duke Buckeye at the date of the completion of development of the properties on April 1, 2007 and September 16, 2007, respectively.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is presented as if the acquisitions of the 602 Central, Bolingbrook, Carolina Portfolio (including KM III as if acquired on April 1, 2007), Lakeside, TVF, Enclave and Albion Mills had taken place on January 1, 2007, and as if Duke Buckeye was acquired on September 16, 2007.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 is presented as if the acquisition of the Enclave and Albion Mills had taken place on June 30, 2008.

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations should be read in conjunction with the historical balance sheet and statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses of Enclave, Bolingbrook, Carolina Portfolio, Carolina Portfolio II and Lakeside, along with the accompanying notes thereto. The unaudited pro forma condensed consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of 602 Central, Bolingbrook, the Carolina Portfolio, Lakeside, KM III, TVF, Duke Buckeye, Enclave and Albion Mills properties had occurred on January 1, 2007, nor do they purport to project our results of operations as of any future date or for any future period.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2008 (unaudited)

(In Thousands Except Share Data)

	CB Richard Ellis Realty Trust Historical	Enclave	Albion Mills	Consolidated Company Pro Forma
	A	B	C
Net Investments in Real Estate	$320,099	$36,244	$18,534	$374,877
Investment in Unconsolidated Entity	35,417	—	—	35,417
Real Estate and Other Assets Held for Sale	61,169	—	—	61,169
Cash and Cash Equivalents	105,092	(19,189)	(22,079)	63,824
Restricted Cash	232	—		232
Accounts and Other Receivables	1,135	—		1,135
Deferred Rent	1,886	—		1,886
Acquired Above Market Leases	11,966	—	19	11,985
Acquired in Place Lease Value	29,702	3,589	3,653	36,944
Deferred Financing Costs	1,351	244	—	1,595
Lease Commissions	292	—	—	292
Other Assets	4,488	—	—	4,488

Total Assets	$572,829	$20,888	$127	$593,844

LIABILITIES
Notes Payable	$130,350	$18,281	$—	$148,631
Loan Payable	45,000	—	—	45,000
Liabilities Related to Real Estate and Other Assets Held for Sale	1,100	—	—	1,100
Security Deposits	201	—	—	201
Accounts Payable and Accrued Expenses	4,391	—	—	4,391
Accrued Offering Costs Payable to Related Parties	4,864	—	—	4,864
Distributions Payable	5,907	—	—	5,907
Acquired Below Market Leases	15,840	2,607	127	18,574
Investment Management Fees Payable to Related Party	277	—		277

Total Liabilities	207,930	20,888	127	228,945

MINORITY INTEREST	1,427	—		1,427

SHAREHOLDERS’ EQUITY
Common Stock, $.01 par value, 990,000,000 shares authorized; 45,634,077 issued and outstanding	456	—	—	456
Additional Paid-in-Capital	393,932	—	—	393,932
Accumulated Deficit	(30,967)	—	—	(30,967)
Accumulated Other Comprehensive Income	51	—	—	51

Total Shareholders’ Equity	363,472	—	—	363,472

Total Liabilities and Shareholders’ Equity	$572,829	$20,888	$127	$593,844

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2008 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	Lakeside Office Center	Kings Mountain III	Thames Valley Five	Duke- Buckeye	Enclave	Enclave Pro Forma Adjustments	Albion Mills Pro Forma Adjustments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG	HH
REVENUES
Rental	$12,536	$364	$1	$494	$—	$2,091	$252	$773	$16,511
Tenant Reimbursements	2,330	121	—	4	—	221		—	2,676

Total Revenues	14,866	485	1	498	—	2,312	252	773	19,187

EXPENSES
Operating and Maintenance	1,070	90	8	4	—	591	—	—	1,763
Property Taxes	1,447	37	1	—	—	346	—	—	1,831
Interest	4,750	—	—	—	—	514	—	—	5,264
General and Administrative	1,392	—	—	—	—	44	—	—	1,436
Management Fees to Related Party	1,613	26	31	40	94	—	145	89	2,038
Depreciation and Amortization	7,039	170	147	275	10	—	1,056	217	8,914

Total Expenses	17,311	323	187	319	104	1,495	1,201	306	21,246

INTEREST AND OTHER INCOME	1,330	—	—	—	—	—	—	—	1,330

INCOME (LOSS) BEFORE MINORITY INTEREST	(1,115)	162	(186)	179	(104)	817	(949)	467	(729)

MINORITY INTEREST	7	(1)	1	(1)	1	—	1	(3)	5
PROVISION FOR INCOME TAXES	(140)	—	—	—	—	—			(140)
EQUITY IN LOSS OF UNCONSOLIDATED INTEREST	(276)	—	—	—	(111)	—	—	—	(387)

INCOME (LOSS) From Continuing Operations	$(1,524)	$161	$(185)	$178	$(214)	$817	$(948)	$464	$(1,251)

Basic and Diluted Net loss per Share	$(0.04)								$(0.03)

Weighted Average Common Shares Outstanding – Basic and Diluted	37,083,587								37,083,587

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2007 (unaudited)

(In thousands except share data)

	CB Richard Ellis Realty Trust Historical	602 Central Blvd., Coventry, UK	Boling- brook Point III	Carolina Portfolio	Carolina Portfolio Real Estate Held for Sale Adjust- ments	Lakeside Office Center	Thames Valley Five	Enclave	Boling- brook Pro Forma Adjust- ments	Carolina Pro Forma Adjust- ments	Lakeside Office Center Pro Forma Adjust- ments	Duke- Buckeye Pro Forma Adjust- ments	Enclave Pro Forma Adjust- ments	Albion Mills Pro Forma Adjust- ments	Consolidated Company Pro Forma
	II	JJ	KK	LL	MM	NN	OO	PP	QQ	RR	SS	TT	UU	VV	WW
REVENUES
Rental	$12,598	$516	$396	$6,295	$(1,595)	$931	$2,250	$4,181	$169	$2,140	$172	$—	$505	$1,545	$30,103
Tenant Reimbursements	2,389	5	57	537	(44)	241	—	345	19	338	—	—	—	—	3,887

Total Revenues	14,987	521	453	6,832	(1,639)	1,172	2,250	4,526	188	2,478	172	—	505	1,545	33,990

EXPENSES
Operating and Maintenance	1,152	5	49	259	(72)	340	—	1,213	16	94	—	—	—	—	3,056
Property Taxes	1,486	—	45	509	(103)	210	—	665	15	386	—	—	—	—	3,213
Interest	5,049	222	—	1,945	—	—	—	1,041	—	855	—	—	203	—	9,315
General and Administrative	1,875	—	5	141	(41)	8	—	68	2	1	—	—	—	—	2,059
Management Fees to Related Party	1,547	49	—	—	—	—	176		73	660	108	62	287	179	3,141
Depreciation and Amortization	8,050	339	—	—	—	—	1,148		315	2,898	645	5	2,113	434	15,947

Total Expenses	19,159	615	99	2,854	(216)	558	1,324	2,987	421	4,894	753	67	2,603	613	36,731

INTEREST AND OTHER INCOME	2,855	—	—	—	—	—	—	—	—	—	—	—	—	—	2,855

INCOME (LOSS) BEFORE MINORITY INTEREST	(1,317)	(94)	354	3,978	(1,423)	614	926	1,539	(233)	(2,416)	(581)	(67)	(2,098)	932	114

MINORITY INTEREST	17	2	—	—	—	—	(12)	—	(2)	(5)	(1)	0	7	(12)	(5)
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED INTEREST	(150)	—	—	—	—	—	—	—	—	—		29		—	(121)

INCOME (LOSS) From Continuing Operations	$(1,450)	$(92)	$354	$3,978	$(1,423)	$614	$914	$1,539	$(235)	$(2,421)	$(582)	$(38)	$(2,091)	$920	$(12)
Basic and Diluted Net loss per Share	(0.08)														—
Weighted Average Common Shares Outstanding – Basic and Diluted	18,545,418														18,545,418

See accompanying notes to the condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet of the Company as of June 30, 2008 are as follows:

(A) Reflects the historical consolidated balance sheet of the Company as of June 30, 2008.

(B) Represents the purchase price of the assets acquired on July 1, 2008 by the Company in conjunction with the acquisition of Enclave. The total cost of $37,736,000, including closing costs and acquisition fees, was funded using net proceeds from our initial public offering and assumed loan. The outstanding balance of the assumed loan was approximately $18,790,000 (the estimated fair value of the assumed loan on the acquisition date was $18,281,000) as of June 30, 2008. The loan bears a fixed interest rate of 5.45%, and matures on May 1, 2011.

(C) Represents the purchase price of the assets acquired on July 11, 2008 by the Company in conjunction with the acquisition of Albion Mills. The total cost of £11,149,000 ($22,079,000), including closing costs and acquisition fees, was funded using net proceeds from our initial public offering.

2. Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the six months ended June 30, 2008 are as follows:

(AA) Reflects the historical condensed consolidated statement of operations for the six months ended June 30, 2008.

(BB) Reflects the pro forma adjustment for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 4, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(CC) Reflects the pro forma adjustment for KM III in order to present the operations for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007. The Company acquired KM III on March 14, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 13, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the KM III property.

(DD) Reflects the pro forma adjustment for TVF in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired TVF on March 20, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 19, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(EE) Reflects the historical statement of equity in income of unconsolidated interest in Duke Buckeye for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007. The property was contributed to the joint venture on June 12, 2008. Equity in loss of unconsolidated interest is presented to include revenues, direct

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

operating expenses, and depreciation and amortization expense through June 11, 2008 (the date prior to contribution into the joint venture). Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(FF) Reflects the historical statement of operations for the six months ended June 30, 2008 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

(GG) The additional pro forma adjustments for Enclave reflect the increase in rental revenue as a result of amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, depreciation, amortization and investment management fee for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Enclave property.

(HH) Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2008. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and investment management fee for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2007 are as follows:

(II) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2007.

(JJ) Reflects the statement of operations for the period from January 1, 2007 to April 26, 2007 (date of acquisition) for 602 Central in order to present the operations as if the property was acquired on January 1, 2007. The office building is 100% leased on a net lease term basis through February 28, 2017 to Capita Business Services Limited (the “Tenant”), a subsidiary of The Capita Group plc, one of the UK’s largest business process outsourcing firms and guarantor of the lease. The Tenant has a one time right to break the lease on February 28, 2010, provided Tenant has given the landlord not less than nine months prior written notice to the effect that Tenant intends to leave the property. Rental revenues are recorded on a straight line basis over the lease term and both revenues and expenses such as depreciation and amortization were calculated as if the property was acquired on January 1, 2007. The Company entered into a financing arrangement on April 27, 2007. The principal amount of $10,945,000 is due in total at the end of a term of seven years. Interest only payments are due quarterly based on a variable interest rate, currently 6.35%. For purposes of adjustment, the interest expense was reflected as if the debt had been issued on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the 602 Central property.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(KK) Reflects the historical statement of operations for the six months ended June 30, 2007 for Bolingbrook in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Bolingbrook on August 29, 2007 and the revenue and operating expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (QQ). Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (QQ).

(LL) Reflects the historical statement of operations for the six months ended June 30, 2007 for the Carolina Portfolio in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the Carolina Portfolio consisting of 30 buildings on August 30, 2007 and the revenues and expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (RR). Interest expenses included in the statement relates to the $66,110,000 principal amount of the mortgage loans assumed in the acquisition. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (RR).

(MM) Reflects the adjustment to revenues and expenses included in (LL) for the 15 Carolina Portfolio buildings deemed to be Real Estate Held for Sale by management at August 30, 2007 (date of acquisition).

(NN) Reflects the historical statement of operations for the year ended December 31, 2007 for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (SS).

(OO) Reflects the historical statement of operations for the year ended December 31, 2007 for the TVF property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the TVF on March 20, 2008. The office building is 100% leased on a net lease term basis through November 15, 2013 to Regus (UK) Ltd, a subsidiary of Regus, plc., one of the world’s largest providers of workplace solutions. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis and include adjustments as a result of amortization of below market rents. Pro forma depreciation, amortization and investment management fees are included in this presentation.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(PP) Reflects the historical statement of operations for the year ended December 31, 2007 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fees are included in the pro forma adjustments reflected in (UU).

(QQ) The additional pro forma adjustments for Bolingbrook reflect the adjustments to rental revenue as a result of the amortization of above market rents; increase in depreciation and amortization expense for tangible and intangible assets and an increase in the investment management fee through August 28, 2007 (date prior to acquisition) as if the property was acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 28, 2007 for Bolingbrook. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Bolingbrook property.

(RR) The additional pro forma adjustments for the Carolina Portfolio reflect the adjustment to rental revenue as a result of the amortization of below or above market rents; depreciation and amortization expense for tangible and intangible assets and investment management fee through August 29, 2007 (date prior to acquisition) as if the properties were acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 29, 2007 for the Carolina Portfolio. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Interest expenses included in the statement relates to the $66,110,000 of principal amount of mortgage loans assumed in the acquisition.

The Company entered into a credit agreement on August 30, 2007 with Bank of America to provide a $65,000,000 term loan and $10,000,000 revolving line of credit. The interest on the outstanding balance of the term loan has been excluded from being a component of income/loss from continuing operations and is not part of this pro forma adjustment due to the fact the loan is secured by the held for sale properties and requires pro rata principal payment upon the sale of each property.

In addition, this adjustment reflects the increase in depreciation expense and investment management fee for the KM III property for the nine months ended December 31, 2007 based on a placed in-service date of April 1, 2007 at the completion of construction.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Carolina Portfolio.

(SS) The additional pro forma adjustments for the Lakeside property reflect the increase in rental revenue as a result of the amortization of above and below market rents, increase in depreciation and amortization and an increase in investment management fee for the year ended December 31, 2007 as if the property were acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(TT) Reflects the historical statement of equity in income of the unconsolidated investment in Duke Buckeye for the three and half months ended December 31, 2007 based on the completion of construction in-service date of September 16, 2007. Equity in income of unconsolidated investments is presented to include pro forma adjustments for straight line rental revenues, direct operating expenses, and depreciation and amortization as if the property investment was completed on September 16, 2007. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture for the three and a half months ended December 31, 2007. The property was contributed to the joint venture on June 12, 2008.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(UU) The additional pro forma adjustments for Enclave reflect the adjustment in rental revenue as a result of the amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, increase in depreciation and amortization and investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Minority interest reflects an adjustment for allocable portion of the pro forma loss before minority interest of the Enclave property.

(VV) Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

(WW) The Carolina II Portfolio historical statement of operations for the nine months ended September 30, 2007 is excluded from this presentation because the three buildings are deemed to be Real Estate Held for Sale by management. With the acquisition of Carolina II, there are now a total of 18 buildings deemed to be Real Estate Held for Sale by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

September 11, 2008	By:	/s/ Jack A. Cuneo
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer